UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED
MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number	811-22121

PIMCO Income Opportunity Fund
(Exact name of registrant as specified in charter)

1633 Broadway, New York, New York		10019
(Address of principal executive offices)		(Zip code)

Lawrence G. Altadonna – 1633 Broadway, New York, New York 10019
(Name and address of agent for service)

Registrant’s telephone number, including area code:		212-739-3371

Date of fiscal year end:	October 31, 2014

Date of reporting period:	January 31, 2014

Item 1. Schedule of Investments

PIMCO Income Opportunity Fund Schedule of Investments

January 31, 2014 (unaudited)

Principal Amount (000s)		Value*
MORTGAGE-BACKED SECURITIES - 48.0%
$331	Adjustable Rate Mortgage Trust, 2.711%, 1/25/36, CMO (n)	$300,896
£322	Auburn Securities 4 PLC, 0.889%, 10/1/41, CMO (n)	504,736
$3,209	Banc of America Alternative Loan Trust, 16.592%, 9/25/35, CMO (b)(n)	4,024,439
	Banc of America Funding Trust, CMO (n),
283	2.395%, 12/20/36	285,600
1,638	2.70%, 12/20/34	1,361,291
995	2.722%, 10/20/46	745,140
2,086	2.834%, 3/20/36	1,807,548
466	2.836%, 12/20/34	283,976
	Banc of America Mortgage Trust, CMO,
203	2.622%, 10/20/46 (n)	129,959
316	2.754%, 9/25/34 (n)	318,372
770	5.75%, 8/25/34	841,249
	BCAP LLC Trust, CMO (a)(d)(n),
1,312	1.846%, 11/26/37	1,299,136
550	4.994%, 3/26/36	536,026
	Bear Stearns Adjustable Rate Mortgage Trust, CMO (n),
162	2.464%, 9/25/34	145,832
1,431	2.651%, 10/25/36	1,233,224
500	2.659%, 1/25/35	513,392
648	2.678%, 8/25/47	485,249
600	5.071%, 6/25/47	539,203
1,029	5.18%, 3/25/35	1,033,586
219	5.226%, 9/25/34	216,179
	Bear Stearns ALT-A Trust, CMO (n),
5,829	0.318%, 6/25/46	3,813,661
1,475	0.858%, 1/25/35	1,411,130
97	2.455%, 11/25/35	78,675
534	2.476%, 4/25/35	438,779
5,673	2.484%, 8/25/36	4,644,176
1,590	2.65%, 9/25/34	1,444,046
1,370	2.655%, 5/25/36	950,030
789	2.749%, 8/25/36	583,528
867	2.848%, 5/25/35	705,066
782	3.596%, 9/25/34	779,133
519	4.394%, 7/25/35	415,252
913	4.436%, 11/25/36	706,925
	Bear Stearns Commercial Mortgage Securities Trust (a)(d),
784	5.495%, 3/13/40, CMO (n)	783,810
625	6.00%, 11/11/35	633,338
£499	Bluestone Securities PLC, 0.744%, 6/9/43, CMO (n)	765,644
$3,296	CBA Commercial Small Balance Commercial Mortgage, 5.54%, 1/25/39, CMO (a)(b)(d)(l) (acquisition cost - $1,858,216; purchased 11/18/09)	1,927,813
€674	Celtic Residential Irish Mortgage Securitisation No. 9 PLC, 0.445%, 11/13/47, CMO (n)	784,918
	Chase Mortgage Finance Trust, CMO,
$1,528	5.50%, 11/25/21	1,356,099
1,689	6.00%, 3/25/37	1,538,793
	Citigroup Mortgage Loan Trust, Inc., CMO,
3,813	2.919%, 3/25/37 (n)	2,837,521
922	5.50%, 11/25/35	809,857
2,170	Commercial Mortgage Trust, 5.895%, 7/10/46, CMO (a)(d)(n)	2,325,247
	Countrywide Alternative Loan Trust, CMO,
1,464	0.352%, 12/20/46 (n)	1,093,016
1,533	0.408%, 6/25/37 (n)	954,408
3,489	0.497%, 11/20/35 (n)	2,819,237
3,099	0.508%, 5/25/36 (n)	1,932,702
2,745	0.508%, 6/25/36 (n)	1,947,429
713	5.50%, 10/25/35	640,119
3,472	5.50%, 12/25/35 (k)	3,053,746
549	5.75%, 5/25/36	460,178
572	6.00%, 11/25/35	324,378
595	6.00%, 4/25/36	506,192
1,053	6.00%, 4/25/37	781,952
5,116	6.00%, 5/25/37	4,136,168
596	6.25%, 8/25/37	493,447
701	6.50%, 9/25/32	684,583
1,714	6.50%, 7/25/35	1,011,698
837	6.50%, 6/25/36	640,639
	Countrywide Home Loan Mortgage Pass-Through Trust, CMO,
1,265	0.478%, 3/25/35 (n)	1,123,162
4,459	2.587%, 11/25/35 (k)(n)	3,742,001
192	2.591%, 8/20/35 (n)	170,113
552	2.61%, 6/20/35 (n)	433,993

124	2.826%, 8/25/34 (n)	111,326
1,410	2.842%, 9/25/47 (n)	1,195,522
1,708	2.964%, 3/25/37 (n)	1,250,083
211	5.50%, 8/25/35	204,155
2,328	Credit Suisse First Boston Mortgage Securities Corp., 7.50%, 5/25/32, CMO (k)	2,422,123
	Credit Suisse Mortgage Capital Certificates Mortgage-Backed Trust, CMO,
813	0.33%, 10/15/21 (a)(d)(n)	809,025
921	0.758%, 7/25/36 (n)	478,983
740	5.896%, 4/25/36	659,647
604	6.50%, 5/25/36	425,974
644	6.50%, 7/26/36	353,947
€459	DECO 14-Pan Europe 5BV, 0.46%, 10/27/20, CMO (n)	613,145
$986	Deutsche ALT-A Securities Mortgage Loan Trust, 0.308%, 2/25/47, CMO (n)	717,345
198	Deutsche ALT-B Securities Mortgage Loan Trust, 6.25%, 7/25/36, CMO (n)	139,313
409	Deutsche Mortgage Securities, Inc. Mortgage Loan Trust, 5.50%, 9/25/33, CMO	429,290
833	Downey Savings & Loan Assoc. Mortgage Loan Trust, 0.337%, 4/19/47, CMO (n)	193,445
	EMF-NL BV, CMO (n),
€800	1.29%, 7/17/41	836,194
1,000	2.54%, 10/17/41	1,329,288
$1,183	Extended Stay America Trust, 7.625%, 12/5/19, CMO (a)(d)	1,221,750
	First Horizon Alternative Mortgage Securities Trust, CMO,
2,303	2.184%, 11/25/36 (n)	1,746,796
1,709	2.20%, 5/25/36 (n)	1,376,937
392	2.222%, 2/25/36 (n)	294,586
455	2.238%, 8/25/35 (n)	100,916
196	6.25%, 11/25/36	172,555
	First Horizon Mortgage Pass-Through Trust, CMO,
1,920	2.549%, 1/25/37 (n)	1,678,903
251	4.81%, 7/25/37 (n)	212,850
377	5.50%, 8/25/35	337,219
50,609	FREMF Mortgage Trust, 0.10%, 5/25/20, CMO, IO (g)	228,269
	GMACM Mortgage Loan Trust, CMO (n),
304	3.018%, 6/25/34	293,743
168	3.102%, 7/19/35	156,520
424	3.345%, 6/25/34	420,404
1,822	Greenpoint Mortgage Funding Trust, 0.338%, 1/25/37, CMO (n)	1,323,630
102	Greenwich Capital Commercial Funding Corp., 0.308%, 11/5/21, CMO (a)(d)(n)	101,536
	GS Mortgage Securities Trust, CMO (a)(d)(n),
9,882	1.517%, 8/10/43, IO	682,900
2,100	5.978%, 8/10/43	2,273,659
	GSR Mortgage Loan Trust, CMO,
813	0.608%, 7/25/37 (n)	545,054
2,708	2.624%, 1/25/36 (n)	2,504,844
54	2.761%, 12/25/34 (n)	50,174
163	6.00%, 9/25/34	163,185
	Harborview Mortgage Loan Trust, CMO (n),
2,922	0.347%, 2/19/46	2,595,781
5,163	0.367%, 11/19/36	3,908,565
426	0.477%, 1/19/35	379,557
427	0.717%, 6/19/34	405,288
411	2.652%, 8/19/36	320,424
1,968	5.216%, 6/19/36	1,446,125
658	HomeBanc Mortgage Trust, 0.408%, 3/25/35, CMO (n)	564,929
€1,008	IM Pastor 4 Fondo de Titulizacion de Activos, 0.433%, 3/22/44, CMO (n)	1,099,298
$538	Impac CMB Trust, 0.418%, 11/25/35, CMO (n)	413,224
2,295	IndyMac INDA Mortgage Loan Trust, 2.609%, 12/25/36, CMO (n)	2,011,381
	IndyMac Index Mortgage Loan Trust, CMO (n),
327	0.388%, 4/25/35	269,057
348	0.958%, 8/25/34	311,263
696	1.018%, 9/25/34	609,236
541	2.157%, 6/25/37	404,640
1,902	2.736%, 5/25/37	1,407,497
165	4.927%, 5/25/37	21,788
2,042	4.976%, 11/25/36	1,919,642
	JPMorgan Alternative Loan Trust, CMO (n),
758	2.628%, 5/25/36	602,760
84	5.50%, 11/25/36	73,304
4,000	JPMorgan Chase Commercial Mortgage Securities Trust, 5.642%, 3/18/51, CMO (a)(d)(n)	4,337,900
	JPMorgan Mortgage Trust, CMO,
100	2.657%, 10/25/36 (n)	85,184
271	2.696%, 7/25/35 (n)	270,806
1,449	2.714%, 5/25/36 (n)	1,293,353
554	2.718%, 6/25/37 (n)	498,718
3,307	5.50%, 11/25/34	3,419,408
258	6.00%, 8/25/37	232,092
3,137	KGS Alpha SBA, 1.00%, 4/25/38, IO, CMO (a)(b)(d)(g)(l) (acquisition cost - $170,921; purchased 10/18/12)	148,827
	Landmark Mortgage Securities PLC, CMO (n),
€527	0.502%, 6/17/38	683,653
£1,381	0.746%, 6/17/38	2,201,850
	Lehman Mortgage Trust, CMO,
$2,741	5.50%, 11/25/35	2,616,565

3,177	6.00%, 5/25/37	3,084,505
733	6.261%, 4/25/36 (n)	701,283
	MASTR Adjustable Rate Mortgages Trust, CMO (n),
1,400	0.368%, 4/25/46	1,076,966
719	0.879%, 1/25/47	470,241
1,113	3.086%, 10/25/34	1,004,893
	Morgan Stanley Mortgage Loan Trust, CMO,
3,346	2.596%, 7/25/35 (n)	2,913,479
463	3.119%, 1/25/35 (n)	24,083
892	5.75%, 12/25/35	862,169
613	6.00%, 8/25/37	562,560
3,973	Morgan Stanley Re-Remic Trust, zero coupon, 7/17/56, CMO, PO (a)(b)(d)(l) (acquisition cost - $3,828,671; purchased 4/6/11)	3,932,787
	Prime Mortgage Trust, CMO,
5,910	0.508%, 6/25/36 (n)	3,225,699
259	7.00%, 7/25/34	253,770
2,000	RBSCF Trust, 5.223%, 8/16/48, CMO (a)(d)(n)	2,144,651
38	Regal Trust IV, 2.457%, 9/29/31, CMO (a)(d)(n)	35,659
	Residential Accredit Loans, Inc., CMO,
485	0.338%, 6/25/46 (n)	233,856
3,107	0.368%, 6/25/37 (n)	2,321,861
221	5.50%, 4/25/37	168,402
1,095	6.00%, 8/25/35	976,039
1,006	6.00%, 1/25/37	804,340
741	Residential Asset Securitization Trust, 6.00%, 3/25/37, CMO	570,122
	Residential Funding Mortgage Securities I, CMO,
543	5.672%, 7/27/37 (n)	500,448
993	6.00%, 6/25/37	885,021
614	Salomon Brothers Mortgage Securities VII, Inc., 6.50%, 2/25/29, CMO	624,691
639	Sequoia Mortgage Trust, 2.701%, 1/20/38, CMO (n)	542,221
	Structured Adjustable Rate Mortgage Loan Trust, CMO (n),
45	2.47%, 8/25/34	44,195
1,894	4.905%, 11/25/36	1,762,676
2,003	5.071%, 1/25/36	1,573,049
	Structured Asset Mortgage Investments II Trust, CMO (n),
3,372	0.368%, 8/25/36	2,559,749
267	0.388%, 5/25/45	239,011
854	Structured Asset Securities Corp. Mortgage Pass-Through Certificates, 2.384%, 1/25/34, CMO (n)	843,448
619	Suntrust Adjustable Rate Mortgage Loan Trust, 5.566%, 10/25/37, CMO (n)	583,660
€81	Talisman-7 Finance Ltd., 0.482%, 4/22/17, CMO (n)	107,120
$520	TBW Mortgage-Backed Trust, 6.00%, 7/25/36, CMO	344,736
5,000	WaMu Commercial Mortgage Securities Trust, 6.073%, 3/23/45, CMO (a)(d)(k)(n)	5,236,573
	WaMu Mortgage Pass-Through Certificates, CMO (n),
59	0.448%, 10/25/45	56,394
593	2.082%, 11/25/36	515,045
2,854	2.188%, 6/25/37	2,431,270
162	2.205%, 3/25/33	164,406
993	2.272%, 3/25/37	816,194
5,569	2.45%, 7/25/37	4,410,669
3,189	2.463%, 7/25/46 (k)	3,009,721
2,074	2.51%, 2/25/37	1,859,495
1,593	3.572%, 2/25/37	1,350,473
2,223	4.44%, 7/25/37	1,956,305
	Washington Mutual Mortgage Pass-Through Certificates, CMO,
905	0.989%, 10/25/46 (n)	629,626
5,222	5.50%, 7/25/35	4,877,955
70	Washington Mutual MSC Mortgage Pass-Through Certificates Trust, 1.60%, 6/25/33, CMO (n)	66,998
	Wells Fargo Mortgage-Backed Securities Trust, CMO,
714	0.658%, 7/25/37 (n)	631,401
59	2.615%, 9/25/36 (n)	55,577
57	2.621%, 10/25/36 (n)	53,606
137	2.626%, 4/25/36 (n)	130,382
1,551	2.739%, 9/25/36 (n)	1,450,001
48	5.50%, 1/25/36	13,321
Total Mortgage-Backed Securities (cost-$166,292,978)		201,587,787

CORPORATE BONDS & NOTES - 42.2%
Airlines - 2.9%
	Continental Airlines Pass-Through Trust (k),
1,056	7.707%, 10/2/22	1,188,540
1,026	8.048%, 5/1/22	1,172,685
1,326	Delta Air Lines, Inc., 7.75%, 6/17/21 (k)	1,555,002
4,391	Intrepid Aviation Group Holdings LLC, 6.875%, 2/15/19 (a)(b)(d)(l) (acquisition cost - $4,391,000; purchased 1/24/14)	4,478,820
	United Air Lines Pass-Through Trust (k),
1,803	9.75%, 7/15/18	2,073,364

1,388	10.40%, 5/1/18	1,574,961
		12,043,372
Auto Components - 0.8%
€100	Autodis S.A., 6.50%, 2/1/19 (a)(b)(d)(l) (acquisition cost - $136,975; purchased 1/23/14)	135,544
$2,517	Commercial Vehicle Group, Inc., 7.875%, 4/15/19	2,567,340
600	Pittsburgh Glass Works LLC, 8.00%, 11/15/18 (a)(d)	651,000
		3,353,884
Banking - 13.2%
	Ally Financial, Inc. (k),
1,850	6.75%, 12/1/14	1,928,625
5,000	8.30%, 2/12/15	5,331,250
3,900	Banco Continental SAECA, 8.875%, 10/15/17 (a)(d)(k)	4,168,125
£2,100	Barclays Bank PLC, 14.00%, 6/15/19 (h)(k)	4,625,931
	BPCE S.A. (h)(k),
€750	9.00%, 3/17/15	1,073,885
350	9.25%, 4/22/15	502,964
	Cooperatieve Centrale Raiffeisen-Boerenleenbank BA (k),
3,000	6.875%, 3/19/20	4,617,610
$4,865	11.00%, 6/30/19 (a)(d)(h)	6,409,637
	Credit Agricole S.A. (h),
1,100	7.875%, 1/23/24 (a)(b)(d)(l) (acquisition cost - $1,100,000; purchased 1/15/14)	1,117,875
£1,400	8.125%, 10/26/19 (k)	2,547,887
$3,200	Credit Suisse AG, 6.50%, 8/8/23 (a)(b)(d)(k)(l) (acquisition cost - $3,200,000; purchased 8/1/13)	3,408,000
7,300	Discover Bank, 7.00%, 4/15/20 (k)	8,645,799
£1,200	DnB NOR Bank ASA, 6.012%, 3/29/17 (h)(k)	2,092,025
	LBG Capital No. 1 PLC (k),
1,600	7.588%, 5/12/20	2,814,355
400	7.869%, 8/25/20	707,852
200	LBG Capital No. 2 PLC, 15.00%, 12/21/19 (k)	471,799
$2,500	Morgan Stanley, 0.719%, 10/15/15 (k)(n)	2,498,315
2,500	UBS Preferred Funding Trust V, 6.243%, 5/15/16 (h)	2,662,500
		55,624,434
Building Materials - 0.1%
	Corporacion GEO S.A.B. de C.V. (a)(d)(f),
200	8.875%, 3/27/22	27,500
1,800	9.25%, 6/30/20	247,500
		275,000
Coal - 0.9%
2,100	Berau Coal Energy Tbk PT, 7.25%, 3/13/17 (a)(d)(k)	2,100,000
	Mongolian Mining Corp.,
300	8.875%, 3/29/17 (a)(d)	214,875
2,100	8.875%, 3/29/17	1,504,125
87	Westmoreland Escrow Corp., 10.75%, 2/1/18 (a)(b)(d)(e)(l) (acquisition cost - $92,981; purchased 1/29/14)	94,830
		3,913,830
Diversified Financial Services - 6.4%
2,300	AGFC Capital Trust I, 6.00%, 1/15/67 (converts to FRN on 1/15/17) (a)(d)(k)	1,943,500
2,000	Cantor Fitzgerald L.P., 7.875%, 10/15/19 (a)(d)(k)	2,110,000
5,000	HSBC Finance Corp., 6.676%, 1/15/21 (k)	5,832,380
1,552	Jefferies LoanCore LLC, 6.875%, 6/1/20 (a)(d)(k)	1,559,760
	SLM Corp. (k),
1,000	8.00%, 3/25/20	1,120,000
4,700	8.45%, 6/15/18	5,463,750
	Springleaf Finance Corp. (k),
1,100	6.50%, 9/15/17	1,185,250
2,500	6.90%, 12/15/17	2,743,750
432	Stearns Holdings, Inc., 9.375%, 8/15/20 (a)(d)	438,480
22,443	Toll Road Investors Partnership II L.P., zero coupon, 2/15/45 (MBIA) (a)(b)(d)(l) (acquisition cost - $3,904,725; purchased 11/20/12 - 7/26/13)	4,590,407
		26,987,277
Electric Utilities - 0.9%
1,600	AES Andres Dominicana Ltd., 9.50%, 11/12/20 (a)(d)(k)	1,720,000
2,000	Energy Future Intermediate Holding Co. LLC, 10.00%, 12/1/20 (a)(d)(k)	2,115,000
		3,835,000
Engineering & Construction - 1.0%
4,052	Alion Science and Technology Corp., 12.00%, 11/1/14, PIK (k)	4,102,857

Food & Beverage - 0.3%
972	Carolina Beverage Group LLC, 10.625%, 8/1/18 (a)(d)(k)	1,042,470

Healthcare-Services - 0.8%
3,000	HCA, Inc., 6.50%, 2/15/20 (k)	3,315,000

Household Products/Wares - 1.4%
5,940	Armored Autogroup, Inc., 9.25%, 11/1/18 (k)	5,769,225

Insurance - 1.1%
	American International Group, Inc. (k),
£546	6.765%, 11/15/17	1,046,053
$1,900	8.25%, 8/15/18	2,392,626
£550	8.625%, 5/22/68 (converts to FRN on 5/22/18)	1,062,822
		4,501,501
Lodging - 1.7%
$5,364	Times Square Hotel Trust, 8.528%, 8/1/26 (a)(d)(k)	6,989,611

Media - 0.5%
2,100	Radio One, Inc., 12.50%, 5/24/16 (k)	2,122,680

Metal Fabricate/Hardware - 0.3%
1,200	Wise Metals Group LLC, 8.75%, 12/15/18 (a)(d)	1,278,000

Mining - 0.2%
	AngloGold Ashanti Holdings PLC (k),
300	5.375%, 4/15/20	279,963
800	6.50%, 4/15/40	637,651
		917,614
Oil & Gas - 3.6%
6,900	BP Capital Markets PLC, 4.75%, 3/10/19 (k)	7,798,359
926	Ecopetrol S.A., 7.375%, 9/18/43	1,002,395
958	Global Geophysical Services, Inc., 10.50%, 5/1/17	749,635
4,500	Odebrecht Drilling Norbe VIII/IX Ltd., 6.35%, 6/30/21 (a)(d)(k)	4,621,500
	OGX Austria GmbH (a)(d)(f),
3,300	8.375%, 4/1/22	247,500
3,700	8.50%, 6/1/18	277,500
200	Pride International, Inc., 6.875%, 8/15/20 (k)	242,375
200	Sierra Hamilton LLC, 12.25%, 12/15/18 (a)(d)(g)	199,795
		15,139,059
Paper & Forest Products - 0.5%
2,155	Millar Western Forest Products Ltd., 8.50%, 4/1/21	2,214,263

Pipelines - 1.4%
	NGPL PipeCo LLC (a)(d),
300	7.768%, 12/15/37	258,000
4,700	9.625%, 6/1/19	4,688,250
1,200	Rockies Express Pipeline LLC, 6.875%, 4/15/40 (a)(d)(k)	1,020,000
		5,966,250
Real Estate Investment Trust - 1.3%
4,750	SL Green Realty Corp., 7.75%, 3/15/20 (k)	5,642,734

Retail - 1.0%
£500	Aston Martin Capital Ltd., 9.25%, 7/15/18 (k)	889,760
$2,749	CVS Pass-Through Trust, 7.507%, 1/10/32 (a)(d)(k)	3,407,263
		4,297,023
Telecommunications - 1.5%
2,000	Frontier Communications Corp., 9.00%, 8/15/31 (k)	2,010,000
4,181	GCI, Inc., 6.75%, 6/1/21 (k)	4,076,475
		6,086,475
Transportation - 0.4%
2,000	Aeropuertos Dominicanos Siglo XXI S.A., 9.25%, 11/13/19 (a)(d)	1,590,000
120	Western Express, Inc., 12.50%, 4/15/15 (a)(d)	74,400
		1,664,400
Total Corporate Bonds & Notes (cost-$164,335,054)		177,081,959

ASSET-BACKED SECURITIES - 30.8%
341	Access Financial Manufactured Housing Contract Trust, 7.65%, 5/15/21	342,837
	Accredited Mortgage Loan Trust (n),
1,343	0.288%, 2/25/37	1,255,057
1,031	0.338%, 4/25/36	1,002,662

137	ACE Securities Corp. Home Equity Loan Trust, 0.558%, 8/25/45 (n)	137,079
	Ameriquest Mortgage Securities, Inc. Asset-Backed Pass-Through Certificates (n),
154	1.308%, 5/25/34	108,875
1,898	3.008%, 8/25/32	1,790,511
	Asset-Backed Funding Certificates (n),
167	0.718%, 10/25/33	147,536
1,561	0.983%, 8/25/33	1,513,073
1,640	Associates Manufactured Housing Pass-Through Certificates, 7.15%, 3/15/28 (n)	1,968,874
1,229	Bear Stearns Asset-Backed Securities I Trust, 0.658%, 9/25/34 (n)	1,151,607
1,090	Bear Stearns Asset-Backed Securities Trust, 2.93%, 7/25/36 (n)	517,281
3,719	Bombardier Capital Mortgage Securitization Corp. Trust, 7.83%, 6/15/30 (n)	2,309,080
	Conseco Finance Securitizations Corp.,
1,307	7.77%, 9/1/31	1,458,546
1,991	7.96%, 5/1/31	1,632,635
293	7.97%, 5/1/32	209,529
3,349	8.06%, 5/1/31	2,398,874
3,070	9.163%, 3/1/33 (n)	2,838,629
	Conseco Financial Corp.,
217	6.22%, 3/1/30	232,485
202	6.33%, 11/1/29 (n)	211,103
1,775	6.53%, 2/1/31 (n)	1,791,422
58	6.86%, 3/15/28	59,210
461	7.05%, 1/15/27	474,519
688	7.14%, 3/15/28	742,185
438	7.24%, 6/15/28 (n)	463,463
240	7.40%, 6/15/27	244,008
	Countrywide Asset-Backed Certificates (n),
22	0.308%, 3/25/47	17,850
1,065	0.498%, 12/25/36 (a)(d)	616,545
528	0.548%, 11/25/34	514,373
642	0.718%, 8/25/32	537,642
3,750	1.008%, 2/25/35	3,293,929
133	4.693%, 10/25/35	132,306
3,522	Credit Suisse First Boston Mortgage Securities Corp., 1.208%, 2/25/31 (n)	3,198,609
1,545	Credit-Based Asset Servicing and Securitization LLC, 1.478%, 12/25/35 (n)	1,217,850
	First Franklin Mortgage Loan Trust (n),
10,000	0.608%, 11/25/36	7,908,110
8,092	0.758%, 7/25/35	5,409,138
1,000	Greenpoint Manufactured Housing, 8.30%, 10/15/26 (n)	1,090,112
3,058	GSAA Home Equity Trust, 5.772%, 11/25/36 (n)	1,973,279
478	GSAMP Trust, 0.458%, 5/25/36 (a)(d)(n)	469,933
42	Home Equity Asset Trust, 2.558%, 10/25/33 (n)	35,871
	Home Equity Loan Trust (n),
13,115	0.388%, 4/25/37	7,695,344
8,700	0.498%, 4/25/37	5,171,933
	IndyMac Residential Asset-Backed Trust (n),
18,750	0.398%, 4/25/47	11,050,575
6,500	0.478%, 4/25/47	4,208,438
	JP Morgan Mortgage Acquisition Trust (n),
11	0.238%, 8/25/36	4,288
1,849	0.348%, 3/25/47	1,017,587
2,342	Legg Mason MTG Capital Corp., 7.11%, 3/10/21 (a)(b)(g)(l) (acquisition cost - $2,242,875; purchased 1/29/13)	2,359,366
1,524	Legg Mason PT, 6.55%, 3/10/20 (a)(d)(g)	1,527,276
	Long Beach Mortgage Loan Trust (n),
1,224	0.318%, 10/25/36	585,945
473	2.633%, 3/25/32	413,924
886	Loomis Sayles CLO I Ltd, 0.469%, 10/26/20, CDO (a)(d)(n)	880,068
4,576	MASTR Asset Securitization Trust, 0.268%, 8/25/36 (n)	2,324,808
318	MASTR Asset-Backed Securities Trust, 5.233%, 11/25/35	321,041
6,829	Merrill Lynch First Franklin Mortgage Loan Trust, 0.398%, 5/25/37 (n)	4,171,671
2,093	Merrill Lynch Mortgage Investors Trust, 0.658%, 6/25/36 (n)	1,916,498
1,016	Morgan Stanley Dean Witter Capital I, Inc. Trust, 1.583%, 2/25/33 (n)	969,059
4,445	Morgan Stanley Home Equity Loan Trust, 1.208%, 12/25/34 (n)	3,646,389
1,847	NovaStar Mortgage Funding Trust, 0.328%, 11/25/36 (n)	814,076
32	Oakwood Mortgage Investors, Inc., 0.39%, 6/15/32 (n)	28,115
64	Option One Mortgage Loan Trust, 5.662%, 1/25/37	51,836
3,824	Origen Manufactured Housing Contract Trust, 7.65%, 3/15/32	4,076,758
3,157	Ownit Mortgage Loan Trust, 3.533%, 12/25/36	1,442,070
1,161	Park Place Securities, Inc. Asset-Backed Pass-Through Certificates, 2.033%, 10/25/34 (n)	628,087
	Residential Asset Mortgage Products, Inc.,
1,137	1.283%, 8/25/33 (n)	1,006,620
3,239	1.883%, 9/25/34 (n)	2,073,024
10	4.02%, 4/25/33 (n)	9,617
383	5.22%, 7/25/34 (n)	364,023
1,578	5.86%, 11/25/33	1,698,965
	Residential Asset Securities Corp. (n),
9	0.348%, 3/25/36	8,682
21	4.47%, 3/25/32	21,140
964	Saxon Asset Securities Trust, 1.133%, 12/26/34 (n)	749,136
482	Securitized Asset-Backed Receivables LLC Trust, 0.388%, 2/25/37 (n)	244,300
	South Coast Funding VII Ltd. (a)(d)(n),

52,072	0.503%, 1/6/41, CDO	12,757,600
1,886	0.503%, 1/6/41, CDO (b)(l) (acquisition cost - $373,670; purchased 8/16/12 - 11/8/12)	462,015
736	Structured Asset Securities Corp. Mortgage Loan Trust, 0.458%, 6/25/35 (n)	637,182
2,335	Talon Funding Ltd., 0.731%, 6/5/35, CDO (a)(d)(n)	1,422,047
741	UCFC Home Equity Loan Trust, 7.75%, 4/15/30 (n)	696,703
514	Vanderbilt Acquisition Loan Trust, 7.33%, 5/7/32 (n)	562,042
Total Asset-Backed Securities (cost-$114,779,467)		129,434,875

U.S. GOVERNMENT AGENCY SECURITIES - 11.8%
	Fannie Mae, MBS,
43,000	3.50%, TBA, 30 Year (e)	43,655,079
4,490	4.00%, 11/1/33 - 7/1/41 (k)	4,714,215
29,379	Freddie Mac, 0.756%, 10/25/20, CMO, IO (n)	1,214,572
Total U.S. Government Agency Securities (cost-$48,422,358)		49,583,866

SOVEREIGN DEBT OBLIGATIONS - 4.9%
Brazil - 3.0%
	Brazil Notas do Tesouro Nacional,
BRL10,000	6.00%, 5/15/45, Ser. B (i)	8,596,936
3,000	6.00%, 8/15/50, Ser. B (i)	2,567,578
3,106	10.00%, 1/1/17, Ser. F	1,202,092
62	10.00%, 1/1/21, Ser. F	22,148
62	10.00%, 1/1/23, Ser. F	21,450
		12,410,204
Indonesia - 0.5%
$2,000	Indonesia Government International Bond, 6.75%, 1/15/44 (a)(d)	2,020,000

Philippines - 1.4%
5,000	Power Sector Assets & Liabilities Management Corp., 7.25%, 5/27/19 (k)	5,975,000
Total Sovereign Debt Obligations (cost-$21,317,232)		20,405,204

Shares
CONVERTIBLE PREFERRED STOCK - 4.0%
Banking - 4.0%
14,500	Wells Fargo & Co., 7.50%, Ser. L (h) (cost-$9,203,225)	16,783,750

PREFERRED STOCK - 1.7%
Banking - 0.2%
10,000	AgriBank FCB, 6.875%, 1/1/24 (a)(b)(d)(h)(l)(m) (acquisition cost - $1,000,000; purchased 10/29/13)	1,005,938

Diversified Financial Services - 1.5%
50,000	Farm Credit Bank, 6.75%, 9/15/23 (a)(b)(d)(h)(l)(m) (acquisition cost - $5,000,000; purchased 7/16/13)	5,106,250
	SLM Corp. CPI-Linked MTN, Ser. A,
32,400	2.964%, 3/15/17	771,120
8,500	3.014%, 1/16/18	201,620
		6,078,990
Total Preferred Stock (cost-$6,460,125)		7,084,928

Principal Amount (000s)
CONVERTIBLE BONDS - 1.1%
Real Estate Investment Trust - 1.1%
$3,800	SL Green Operating Partnership L.P., 3.00%, 10/15/17 (a)(d) (cost-$3,784,209)	4,797,500

SENIOR LOANS - 0.9%
Diversified Financial Services - 0.7%
2,800	Springleaf Financial Funding Co., 4.75%, 9/30/19, Term B2 (a)(c)	2,838,150

Hotels/Gaming - 0.2%
750	Stockbridge SBE Holdings LLC, 13.00%, 5/2/17, Term B (a)(b)(c)(l) (acquisition cost - $736,653; purchased 5/1/12 - 7/10/12)	821,250
Total Senior Loans (cost-$3,538,871)		3,659,400

MUNICIPAL BONDS - 0.6%
California - 0.1%
280	Statewide Communities Dev. Auth. Rev., Lancer Student Housing Project, 9.50%, 6/1/14, Ser. B	281,811

West Virginia - 0.5%
2,825	Tobacco Settlement Finance Auth. Rev., 7.467%, 6/1/47, Ser. A	2,261,328
Total Municipal Bonds (cost-$2,990,546)		2,543,139

U.S. TREASURY OBLIGATIONS - 0.2%
822	U.S. Treasury Notes, 0.25%, 1/31/15 (cost-$822,714)	822,899

Shares
COMMON STOCK - 0.1%
Media - 0.1%
5,969	Tribune Co. (p) (cost-$340,187)	444,691

Units
WARRANTS - 0.0%
Engineering & Construction - 0.0%
3,575	Alion Science and Technology Corp., strike price $0.01, expires 3/15/17 (a)(d)(p) (cost-$36)	36

Principal Amount (000s)
SHORT-TERM INVESTMENTS - 4.2%
U.S. Treasury Obligations (j)(o)- 1.9%
$7,836	U.S. Treasury Bills, 0.109%-0.114%, 10/16/14-11/13/14 (cost-$7,829,961)	7,832,578

Repurchase Agreements - 1.8%
7,000	RBC Capital Markets LLC, dated 1/31/14, 0.03%, due 2/3/14, proceeds $7,000,018; collateralized by U.S. Treasury Notes, 1.50%, due 8/31/18, valued at $7,146,415 including accrued interest	7,000,000
754	State Street Bank and Trust Co., dated 1/31/14, 0.00%, due 2/3/14, proceeds $754,000; collateralized by Freddie Mac, 2.08%, due 10/17/22, valued at $773,192 including accrued interest	754,000
Total Repurchase Agreements (cost-$7,754,000)		7,754,000

U.S. Government Agency Securities - 0.5%
2,100	Freddie Mac Discount Notes, 0.122%, 7/11/14 (o) (cost-$2,098,894)	2,099,540
Total Short-Term Investments (cost-$17,682,855)		17,686,118

Total Investments (cost-$559,969,857) (q)-150.5%		631,916,152
Liabilities in excess of other assets-(50.5)%		(211,920,829)
Net Assets-100.0%		$419,995,323

Notes to Schedule of Investments:

*

Portfolio securities and other financial instruments for which market quotations are readily available are stated at market value. Market value is generally determined on the basis of last reported sales prices, or if no sales are reported, on the basis of quotes obtained from a quotation reporting system, established market makers, or independent pricing services. The Fund’s investments are valued daily using prices supplied by an independent pricing service or dealer quotations, or by using the last sale price on the exchange that is the primary market for such securities, or the mean between the last quoted bid and ask price. Independent pricing services use information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Centrally cleared swaps are valued at the price determined by the relevant exchange. Securities purchased on a when-issued or delayed-delivery basis are marked to market daily until settlement at the forward settlement date.

The Board of Trustees (the “Board”) has adopted procedures for valuing portfolio securities and other financial instruments in circumstances where market quotes are not readily available, and has delegated the responsibility for applying the valuation methods to Allianz Global Investors Fund Management LLC (the “Investment Manager”) and Pacific Investment Management Company LLC (the “Sub-Adviser”). The Fund’s Valuation Committee was established by the Board to oversee the implementation of the Fund’s valuation methods and to make fair value determinations on behalf of the Board, as instructed. The Sub-Adviser monitors the continued appropriateness of methods applied and determines if adjustments should be made in light of market changes, events affecting the issuer, or other factors. If the Sub-Adviser determines that a valuation method may no longer be appropriate, another valuation method may be selected, or the Valuation Committee will be convened to consider the matter and take any appropriate action in accordance with procedures set forth by the Board. The Board shall review the appropriateness of the valuation methods and these methods may be amended or supplemented from time to time by the Valuation Committee.

Benchmark pricing procedures are used as the basis for setting the base price of a fixed-income security and for subsequently adjusting the price proportionally to market value changes of a pre-determined security deemed to be comparable in duration, generally a U.S. Treasury or sovereign note based on country of issuance. The base price may be a broker-dealer quote, transaction price, or an internal value as derived by analysis of market data. The base price of the security may be reset on a periodic basis based on the availability of market data and procedures approved by the Valuation Committee. The validity of the fair value is reviewed by the Sub-Adviser on a periodic basis and may be amended as the availability of market data indicates a material change.

Short-term securities maturing in 60 days or less are valued at amortized cost, if their original term to maturity was 60 days or less, or by amortizing their value on the 61st day prior to maturity, if the original term to maturity exceeded 60 days.

Investments initially valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from pricing services. As a result, the net asset value (“NAV”) of the Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the New York Stock Exchange (“NYSE”) is closed.

The prices used by the Fund to value investments may differ from the value that would be realized if the investments were sold, and these differences could be material. The Fund’s NAV is normally determined as of the close of regular trading (normally, 4:00 p.m. Eastern time) on the NYSE on each day the NYSE is open for business.

(a)	Private Placement—Restricted as to resale and may not have a readily available market. Securities with an aggregate value of $128,739,753, representing 30.7% of net assets.

(b)	Illiquid.

(c)

These securities generally pay interest at rates which are periodically pre-determined by reference to a base lending rate plus a premium. These base lending rates are generally either the lending rate offered by one or more major European banks, such as the “LIBOR” or the prime rate offered by one or more major United States banks, or the certificate of deposit rate. These securities are generally considered to be restricted as the Fund is ordinarily contractually obligated to receive approval from the Agent bank and/or borrower prior to disposition. Remaining maturities of senior loans may be less than the stated maturities shown as a result of contractual or optional payments by the borrower. Such prepayments cannot be predicted with certainty. The interest rate disclosed reflects the rate in effect on January 31, 2014.

(d)

144A—Exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, typically only to qualified institutional buyers. Unless otherwise indicated, these securities are not considered to be illiquid.

(e)	When-issued or delayed-delivery. To be settled/delivered after January 31, 2014.

(f)	In default.

(g)	Fair-Valued—Securities with an aggregate value of $4,463,533, representing 1.1% of net assets.

(h)	Perpetual maturity. The date shown, if any, is the next call date. For Corporate Bonds & Notes the interest rate is fixed until the first call date and variable thereafter.

(i)	Inflationary Bonds—Principal amount of security is adjusted for inflation/deflation.

(j)	All or partial amount segregated for the benefit of the counterparty as collateral for derivatives.

(k)	All or partial amount transferred for the benefit of the counterparty as collateral for reverse repurchase agreements.

(l)	Restricted. The aggregate acquisition cost of such securities is $28,036,687. The aggregate value is $29,589,722, representing 7.0% of net assets.

(m)	Dividend rate is fixed until the first call date and variable thereafter.

(n)	Variable or Floating Rate Security—Securities with an interest rate that changes periodically. The interest rate disclosed reflects the rate in effect on January 31, 2014.

(o)	Rates reflect the effective yields at purchase date.

(p)	Non-income producing.

(q)

At January 31, 2014, the cost basis of portfolio securities for federal income tax purposes was $560,237,987. Gross unrealized appreciation was $84,632,273; gross unrealized depreciation was $12,954,108; and net unrealized appreciation was $71,678,165. The difference between book and tax cost was attributable to the differing treatment of bond amortization/accretion.

(r)	Credit default swap agreements outstanding at January 31, 2014:

OTC sell protection swap agreements(1):

Swap Counterparty/ Referenced Debt Issuer	Notional Amount (000s)(3)	Credit Spread(2)	Termination Date	Payments Received	Value(4)	Upfront Premiums Received	Unrealized Appreciation (Depreciation)
Barclays Bank:
Gazprom	$1,250	2.21%	12/20/17	1.90%	$(11,305)	$—	$(11,305)
VTB Capital	1,250	2.57%	12/20/17	2.34%	(6,732)	—	(6,732)
Citigroup:
Majapahit Holding	3,000	2.70%	12/20/17	2.65%	4,828	—	4,828
Republic of Indonesia	3,000	1.85%	12/20/17	2.14%	40,755	—	40,755
Credit Suisse First Boston:
TNK	1,500	2.23%	12/20/17	3.15%	57,110	—	57,110
Royal Bank of Scotland:
Markit ABX.HE AA 06-1	19,350	†	7/25/45	0.32%	(4,989,704)	(11,371,087)	6,381,383
Markit ABX.HE AAA 07-1	7,666	†	8/25/37	0.09%	(2,407,019)	(3,794,574)	1,387,555
					$(7,312,067)	$(15,165,661)	$7,853,594

†	Credit Spread not quoted for asset-backed securities.

(1)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are assumed by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value.

(2)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements as of year/period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(3)

This represents the maximum potential amount the Fund could be required to make available as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

The quoted market prices and resulting values for credit default swap agreements serve as an indicator of the status at January 31, 2014 of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement have been closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(s)	Interest rate swap agreements outstanding at January 31, 2014:

Centrally cleared swap agreements:

	Notional		Rate Type
Broker (Exchange)	Amount (000s)	Termination Date	Payments Made	Payments Received	Value	Unrealized Depreciation
Barclays Bank (CME)	$17,600	6/18/44	3.75%	3-Month USD-LIBOR	$(272,576)	$(709,056)

(t)	Forward foreign currency contracts outstanding at January 31, 2014:

	Counterparty	U.S.$Value on Origination Date	U.S.$Value January 31, 2014	Unrealized Appreciation (Depreciation)
Purchased:
17,469,518 Brazilian Real settling 2/4/14	Barclays Bank	$7,355,855	$7,239,000	$(116,855)
4,819,691 Brazilian Real settling 2/4/14	Credit Suisse First Boston	1,986,437	1,997,179	10,742
9,857,665 Brazilian Real settling 2/4/14	Credit Suisse First Boston	4,161,108	4,084,809	(76,299)
5,244,398 Brazilian Real settling 2/4/14	Morgan Stanley	2,161,479	2,173,168	11,689
4,941,873 Brazilian Real settling 2/4/14	Morgan Stanley	2,079,475	2,047,808	(31,667)
7,405,428 Brazilian Real settling 2/4/14	UBS	3,052,149	3,068,654	16,505

3,482,316 British Pound settling 2/4/14	Bank of America	5,774,888	5,724,574	(50,314)
309,000 British Pound settling 2/4/14	Barclays Bank	510,195	507,965	(2,230)
4,534,000 British Pound settling 2/4/14	Barclays Bank	7,420,222	7,453,437	33,215
4,710,142 Euro settling 2/4/14	Credit Suisse First Boston	6,434,054	6,352,566	(81,488)
383,000 Euro settling 3/4/14	HSBC Bank	522,469	516,556	(5,913)
4,670,000 Euro settling 2/4/14	UBS	6,350,570	6,298,427	(52,143)
Sold:
17,469,517 Brazilian Real settling 2/4/14	Barclays Bank	7,200,065	7,239,000	(38,935)
17,469,518 Brazilian Real settling 3/6/14	Barclays Bank	7,302,876	7,182,082	120,794
14,677,356 Brazilian Real settling 2/4/14	Credit Suisse First Boston	6,204,758	6,081,987	122,771
9,857,665 Brazilian Real settling 3/6/14	Credit Suisse First Boston	4,130,854	4,052,691	78,163
10,186,271 Brazilian Real settling 2/4/14	Morgan Stanley	4,316,243	4,220,976	95,267
4,941,873 Brazilian Real settling 3/6/14	Morgan Stanley	2,064,188	2,031,707	32,481
7,405,428 Brazilian Real settling 2/4/14	UBS	3,120,769	3,068,654	52,115
3,482,000 British Pound settling 3/4/14	Bank of America	5,773,156	5,722,871	50,285
8,122,121 British Pound settling 2/4/14	Barclays Bank	13,220,295	13,351,944	(131,649)
100,823 British Pound settling 2/4/14	Barclays Bank	166,000	165,744	256
25,715 British Pound settling 2/4/14	Citigroup	42,000	42,274	(274)
51,101 British Pound settling 2/4/14	Goldman Sachs	84,000	84,006	(6)
497,000 British Pound settling 3/4/14	HSBC Bank	817,859	816,849	1,010
25,554 British Pound settling 2/4/14	JPMorgan Chase	42,000	42,009	(9)
30,921 Euro settling 3/4/14	Bank of America	42,000	41,704	296
92,299 Euro settling 2/4/14	Barclays Bank	126,000	124,485	1,515
9,196,028 Euro settling 2/4/14	BNP Paribas	12,644,263	12,402,679	241,584
4,710,142 Euro settling 3/4/14	Credit Suisse First Boston	6,433,889	6,352,613	81,276
31,039 Euro settling 2/4/14	Goldman Sachs	42,000	41,862	138
60,775 Euro settling 2/4/14	JPMorgan Chase	83,000	81,967	1,033
				$363,353

(u)

At January 31, 2014, the Fund held $1,774,000 in cash as collateral and pledged cash collateral of $1,309,000 for derivative contracts. Cash collateral held may be invested in accordance with the Fund’s investment strategy.

(v)	Open reverse repurchase agreements at January 31, 2014:

Counterparty	Rate	Trade Date	Due Date	Principal & Interest	Principal
Barclays Bank	0.40%	1/14/14	2/3/14	$6,137,364	$6,136,000
	0.40	1/31/14	2/28/14	6,158,000	6,158,000
	0.45	1/22/14	2/19/14	5,753,863	5,753,000
	0.50	11/14/13	2/13/14	5,849,573	5,843,000
	0.50	1/9/14	2/3/14	2,123,737	2,123,000
	0.50	1/31/14	2/28/14	2,133,000	2,133,000
	0.55	1/16/14	2/4/14	765,196	764,988
	0.55	1/17/14	2/14/14	6,690,737	6,689,000
	0.60	8/27/13	2/26/14	2,029,397	2,024,000
	0.62	1/16/14	2/4/14	967,433	967,136
	0.625	8/26/13	2/26/14	6,864,133	6,845,000
	0.65	11/4/13	2/3/14	3,771,186	3,765,000
	0.65	11/5/13	2/5/14	1,620,629	1,618,000
	0.65	11/14/13	2/13/14	2,351,434	2,348,000
	0.65	12/9/13	3/7/14	2,259,282	2,257,000
	0.65	12/18/13	3/14/14	10,672,049	10,663,000
	0.65	1/21/14	4/21/14	1,738,408	1,738,000
	0.65	1/31/14	5/2/14	3,702,000	3,702,000
	0.71	8/26/13	2/26/14	1,898,008	1,892,000
	0.75	11/4/13	2/4/14	4,019,238	4,011,786
	0.75	1/31/14	5/6/14	1,001,779	1,001,779
	0.95	1/31/14	2/5/14	750,036	750,036
	0.95	1/31/14	5/6/14	4,049,534	4,049,534
	1.01	1/17/14	2/19/14	1,927,919	1,927,000
BNP Paribas	0.70	1/16/14	2/4/14	1,868,812	1,868,165
Credit Suisse First Boston	0.00	12/20/12	12/19/14	1,791,000	1,791,000
	0.65	1/16/14	2/4/14	451,395	451,250
	0.75	11/4/13	2/4/14	4,086,336	4,078,759
	0.75	1/31/14	5/2/14	425,507	425,507
	0.75	1/31/14	12/31/14	4,177,147	4,177,147
	0.85	1/31/14	5/2/14	816,689	816,689
Deutsche Bank	(0.25)	5/16/13	5/15/15	2,045,258	2,049,000
	0.52	11/7/13	2/5/14	1,712,174	1,710,000
	0.55	1/31/14	3/4/14	1,571,000	1,571,000
	0.57	1/7/14	2/3/14	1,561,667	1,561,000
	0.57	1/28/14	2/28/14	984,093	984,000
	0.59	11/7/13	2/5/14	4,183,024	4,177,000
	0.59	11/21/13	2/14/14	8,790,648	8,780,000
	0.59	12/3/13	2/28/14	1,398,426	1,397,000

	0.59	12/13/13	3/12/14	5,745,893	5,741,000
	0.59	1/28/14	2/28/14	1,998,727	1,998,000
Goldman Sachs	0.17	1/16/14	2/13/14	4,527,385	4,527,000
Morgan Stanley	0.35	1/16/14	2/4/14	1,599,845	1,599,563
	0.40	1/16/14	2/4/14	4,700,795	4,699,847
	0.40	1/31/14	3/4/14	1,602,541	1,602,541
	0.48	1/31/14	2/27/14	4,304,000	4,304,000
	0.50	1/16/14	2/3/14	4,293,073	4,292,000
	0.50	1/31/14	3/4/14	4,709,659	4,709,659
	0.60	1/16/14	2/4/14	3,404,276	3,403,265
	0.65	1/31/14	3/4/14	3,393,582	3,393,582
	1.15	1/29/14	2/28/14	3,121,498	3,121,000
Royal Bank of Canada	0.45	11/29/13	3/3/14	5,065,175	5,061,000
	0.45	12/17/13	3/14/14	785,471	785,000
	0.45	1/31/14	2/13/14	2,310,087	2,310,000
	0.48	11/22/13	2/13/14	870,847	870,000
	0.48	11/29/13	3/3/14	3,527,101	3,524,000
	0.48	12/3/13	3/3/14	1,089,900	1,089,000
	0.48	1/29/14	4/29/14	541,036	541,000
	1.24	1/16/14	4/15/14	3,017,870	3,016,000
	1.24	1/17/14	4/15/14	4,417,585	4,415,000
UBS	0.45	1/21/14	4/15/14	3,321,540	3,321,000
	0.58	8/22/13	2/21/14	7,369,539	7,350,000
	0.90	1/31/14	5/6/14	945,012	945,012
					$197,615,245

(w)

The weighted average daily balance of reverse repurchase agreements during the three months ended January 31, 2014 was $134,830,109, at a weighted average interest rate of 0.55%. Total value of underlying collateral (refer to the Schedule of Investments for positions transferred for the benefit of the counterparty as collateral) for open reverse repurchase agreements at January 31, 2014 was $170,925,925.

At January 31, 2014, the Fund held U.S. Treasury Obligations valued at $338,662 as collateral for open reverse repurchase agreements. Securities held as collateral will not be pledged and are not reflected in the Schedule of Investments.

(x)	At January 31, 2014, the Fund had the following unfunded loan commitments which could be extended at the option of the borrower:

Borrower	Principal
Westmoreland Coal Co.	$500,000

Glossary:

ABX.HE - Asset-Backed Securities Index Home Equity

BRL - Brazilian Real

£ - British Pound

CDO - Collateralized Debt Obligation

CLO - Collateralized Loan Obligation

CME - Chicago Mercantile Exchange

CMO - Collateralized Mortgage Obligation

CPI - Consumer Price Index

€ - Euro

FRN - Floating Rate Note

IO - Interest Only

LIBOR - London Inter-Bank Offered Rate

MBIA - insured by MBIA Insurance Corp.

MBS - Mortgage-Backed Securities

MTN - Medium Term Note

OTC - Over-the-Counter

PIK - Payment-in-Kind

PO - Principal Only

TBA - To Be Announced

Fair Value Measurements

Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability (i.e. the “exit price”) in an orderly transaction between market participants. The three levels of the fair value hierarchy are described below:

•                  Level 1 – quoted prices in active markets for identical investments that the Fund has the ability to access

•                  Level 2 – valuations based on other significant observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates or other market corroborated inputs

•                  Level 3 – valuations based on significant unobservable inputs (including the Sub-Adviser’s or Valuation Committee’s own assumptions and securities whose price was determined by using a single broker’s quote)

The valuation techniques used by the Fund to measure fair value during the three months ended January 31, 2014 were intended to maximize the use of observable inputs and to minimize the use of unobservable inputs.

The Fund’s policy is to recognize transfers between levels at the end of the reporting period. An investment asset’s or liability’s level within the fair value hierarchy is based on the lowest level input, individually or in aggregate, that is significant to the fair value measurement. The objective of fair value measurement remains the same even when there is a significant decrease in the volume and level of activity for an asset or liability and regardless of the valuation techniques used. Investments categorized as Level 1 or 2 as of period end may have been transferred between Levels 1 and 2 since the prior period due to changes in the valuation method utilized in valuing the investments.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following are certain inputs and techniques that the Fund generally uses to evaluate how to classify each major category of assets and liabilities for Level 2 and Level 3, in accordance with Generally Accepted Accounting Principles.

Equity Securities (Common and Preferred Stock) — Equity securities traded in inactive markets are valued using inputs which include broker-dealer quotes, recently executed transactions adjusted for changes in the benchmark index, or evaluated price quotes received from independent pricing services that take into account the integrity of the market sector and issuer, the individual characteristics of the security, and information received from broker-dealers and other market sources pertaining to the issuer or security. To the extent that these inputs are observable, the values of equity securities are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

U.S. Treasury Obligations — U.S. Treasury obligations are valued by independent pricing services based on pricing models that evaluate the mean between the most recently quoted bid and ask price. The models also take into consideration data received from active market makers and broker-dealers, yield curves, and the spread over comparable U.S. Treasury issues. The spreads change daily in response to market conditions and are generally obtained from the new issue market and broker-dealer sources. To the extent that these inputs are observable, the values of U.S. Treasury obligations are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

Government Sponsored Enterprise and Mortgage-Backed Securities — Government sponsored enterprise and mortgage-backed securities are valued by independent pricing services using pricing models based on inputs that include issuer type, coupon, cash flows, mortgage prepayment projection tables and Adjustable Rate Mortgage evaluations that incorporate index data, periodic life caps and the next coupon reset date. To the extent that these inputs are observable, the values of government sponsored enterprise and mortgage-backed securities are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

Municipal Bonds — Municipal bonds are valued by independent pricing services based on pricing models that take into account, among other factors, information received from market makers and broker-dealers, current trades, bid-want lists, offerings, market movements, the callability of the bond, state of issuance, benchmark yield curves, and bond insurance. To the extent that these inputs are observable, the values of municipal bonds are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

Sovereign Debt Obligations — Sovereign debt obligations are valued by independent pricing services based on discounted cash flow models that incorporate option adjusted spreads along with benchmark curves and credit spreads. In addition, international bond markets are monitored regularly for information pertaining to the issuer and/or the specific issue. To the extent that these inputs are observable, the values of sovereign debt obligations are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

Corporate Bonds & Notes — Corporate bonds & notes are generally comprised of two main categories: investment grade bonds and high yield bonds. Investment grade bonds are valued by independent pricing services using various inputs and techniques, which include broker-dealer quotations, live trading levels, recently executed transactions in securities of the issuer or comparable issuers, and option adjusted spread models that include base curve and spread curve inputs. Adjustments to individual bonds can be applied to recognize trading differences compared to other bonds issued by the same issuer. High yield bonds are valued by independent pricing services based primarily on broker-dealer quotations from relevant market makers and recently executed transactions in securities of the issuer or comparable issuers. The broker-dealer quotations received are supported by credit analysis of the issuer that takes into consideration credit quality assessments, daily trading activity, and the activity of the underlying equities, listed bonds and sector-specific trends. To the extent that these inputs are observable, the values of corporate bonds & notes are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

Convertible Bonds — Convertible bonds are valued by independent pricing services based on various inputs and techniques, which include broker-dealer quotations from relevant market makers and recently executed transactions in securities of the issuer or comparable issuers. The broker-dealer quotations received are supported by credit analysis of the issuer that takes into consideration credit quality assessments, daily trading activity, and the activity of the underlying equities, listed bonds and sector-specific trends. To the extent that these inputs are observable, the values of convertible bonds are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

Asset-Backed Securities and Collateralized Mortgage Obligations — Asset-backed securities and collateralized mortgage obligations are valued by independent pricing services using pricing models based on a security’s average life volatility. The models also take into account tranche characteristics such as coupon, average life, collateral types, ratings, the issuer and tranche type, underlying collateral and performance of the collateral, and discount margin for certain floating rate issues. To the extent that these inputs are observable, the values of asset-backed securities and collateralized mortgage obligations are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

Forward Foreign Currency Contracts — Forward foreign currency contracts are valued by independent pricing services using various inputs and techniques, which include broker-dealer quotations, actual trading information and foreign currency exchange rates gathered from leading market makers and foreign currency exchange trading centers throughout the world. To the extent that these inputs are observable, the values of forward foreign currency contracts are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

Credit Default Swaps — Credit default swaps traded over-the-counter (“OTC”) are valued by independent pricing services using pricing models that take into account, among other factors, information received from market makers and broker-dealers, default probabilities from index specific credit spread curves, recovery rates, and cash flows. To the extent that these inputs are observable, the values of credit default swaps are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

Interest Rate Swaps — OTC interest rate swaps are valued by independent pricing services using pricing models that are based on real-time intraday snapshots of relevant interest rate curves that are built using the most actively traded securities for a given maturity. The pricing models also incorporate cash and money market rates. In addition, market data pertaining to interest rate swaps is monitored regularly to ensure that interest rates are properly depicting the current market rate. Centrally cleared interest rate swaps are valued at the price determined by the relevant exchange. To the extent that these inputs are observable, the values of interest rate swaps are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

Senior Loans — Senior Loans are valued by independent pricing services based on the average of quoted prices received from multiple dealers or valued relative to other benchmark securities when broker-dealer quotes are unavailable. These quoted prices are based on interest rates, yield curves, option adjusted spreads and credit spreads. To the extent that these inputs are observable, the values of Senior Loans are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

A summary of the inputs used at January 31, 2014 in valuing the Fund’s assets and liabilities is listed below (refer to the Schedule of Investments and Notes to Schedule of Investments for more detailed information on Investments in Securities and Other Financial Instruments):

	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value at 1/31/14
Investments in Securities - Assets
Mortgage-Backed Securities	$—	$197,277,904	$4,309,883	$201,587,787
Corporate Bonds & Notes:
Airlines	—	4,478,820	7,564,552	12,043,372
Oil & Gas	—	14,414,264	724,795	15,139,059
All Other	—	149,899,528	—	149,899,528
Asset-Backed Securities	—	125,548,233	3,886,642	129,434,875
U.S. Government Agency Securities	—	49,583,866	—	49,583,866
Sovereign Debt Obligations	—	20,405,204	—	20,405,204
Convertible Preferred Stock	16,783,750	—	—	16,783,750
Preferred Stock:
Banking	—	1,005,938	—	1,005,938
Diversified Financial Services	972,740	5,106,250	—	6,078,990
Convertible Bonds	—	4,797,500	—	4,797,500
Senior Loans:
Diversified Financial Services	—	2,838,150	—	2,838,150
Hotels/Gaming	—	—	821,250	821,250
Municipal Bonds	—	2,543,139	—	2,543,139
U.S. Treasury Obligations	—	822,899	—	822,899
Common Stock	444,691	—	—	444,691
Warrants	—	36	—	36
Short-Term Investments	—	17,686,118	—	17,686,118
	18,201,181	596,407,849	17,307,122	631,916,152
Other Financial Instruments* - Assets
Credit Contracts	—	7,871,631	—	7,871,631
Foreign Exchange Contracts	—	951,135	—	951,135
	—	8,822,766	—	8,822,766
Other Financial Instruments* - Liabilities
Credit Contracts	—	(18,037)	—	(18,037)
Foreign Exchange Contracts	—	(587,782)	—	(587,782)
Interest Rate Contracts	—	(709,056)	—	(709,056)
	—	(1,314,875)	—	(1,314,875)
Totals	$18,201,181	$603,915,740	$17,307,122	$639,424,043

At January 31, 2014, a security valued at $1,005,938 was transferred from Level 1 to Level 2 due to the unavailability of a closing price traded on an exchange.

A roll forward of fair value measurements using significant unobservable inputs (Level 3) for the three months ended January 31, 2014, was as follows:

	Beginning Balance 10/31/13	Purchases		Sales	Accrued Discount (Premiums)	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation/ Depreciation	Transfers into Level 3**	Transfers out of Level 3	Ending Balance 1/31/14
Investments in Securities - Assets
Mortgage-Backed Securities	$5,409,249	$102,654	†	$(1,187,929)	$—	$17,100	$(31,191)	$—	$—	$4,309,883
Corporate Bonds & Notes:
Airlines	8,143,481	—		(544,480)	4,658	685	(39,792)	—	—	7,564,552
Oil & Gas	—	200,000		—	—	—	(205)	525,000	—	724,795
Asset-Backed Securities	3,946,668	—		(59,509)	2,519	1,311	(4,347)	—	—	3,886,642
Senior Loans:
Hotels/Gaming	1,368,750	—		(500,000)	2,179	16,318	(65,997)	—	—	821,250
Totals	$18,868,148	$302,654		$(2,291,918)	$9,356	$35,414	$(141,532)	$525,000	$—	$17,307,122

The following table presents additional information about valuation techniques and inputs used for investments that are measured at fair value and categorized within Level 3 at January 31, 2014:

	Ending Balance at 1/31/14	Valuation Technique Used	Unobservable Inputs	Input Values
Investments in Securities - Assets
Mortgage-Backed Securities	$3,932,787	Third-Party Pricing Vendor	Single Broker Quote	$99.00
	377,096	Interest Only Weighted Average Life Model	Security Price Reset	$0.45-$4.74
Corporate Bonds & Notes	8,089,552	Third-Party Pricing Vendor	Single Broker Quote	$7.50-$117.25
	199,795	Benchmark Pricing	Security Price Reset	$99.90
Asset-Backed Securities	3,886,642	Benchmark Pricing	Security Price Reset	$100.22-$100.72
Senior Loans	821,250	Third-Party Pricing Vendor	Single Broker Quote	$109.50

† Increase of cost due to corporate action.

* Other financial instruments are derivatives, such as swap agreements and forward foreign currency contracts, which are valued at the unrealized appreciation (depreciation) of the instrument.

** Transferred out of Level 2 into Level 3 because an evaluated price with observable inputs from a third-party vendor was not available.

The net change in unrealized appreciation/depreciation of Level 3 investments held at January 31, 2014 was $(97,640).

Item 2. Controls and Procedures

(a) The registrant’s President & Chief Executive Officer and Treasurer, Principal Financial & Accounting Officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR270.30a-3(c))), are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b) There were no significant changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR270.30a-3(d))) that occurred during the registrant’s last fiscal quarter that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 3. Exhibits

(a) Exhibit 99.302 Cert. — Certification pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant: PIMCO Income Opportunity Fund

By	/s/ Julian F. Sluyters
Julian F. Sluyters, President & Chief Executive Officer

Date: March 24, 2014

By	/s/ Lawrence G. Altadonna
Lawrence G. Altadonna, Treasurer, Principal Financial & Accounting Officer

Date: March 24, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Julian F. Sluyters
Julian F. Sluyters, President & Chief Executive Officer

Date: March 24, 2014

By	/s/ Lawrence G. Altadonna
Lawrence G. Altadonna, Treasurer, Principal Financial & Accounting Officer

Date: March 24, 2014